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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 24, 1999


                              THE PMI GROUP, INC.
             (Exact name of registrant as specified in its charter)


Delaware                            1-13664                94-3199675
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


           601 Montgomery Street, San Francisco, California     94111
              (Address of principal executive offices)       (Zip Code)

Registrant's telephone number including area code:  (415) 788-7878


___________________________________________________________________
       (Former name or former address, if changed since last report.)
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Item 5.  Other Events

         On December 24, 1999, the Company issued a press release announcing that its mortgage insurance subsidiary, PMI Mortgage Insurance Co. ("PMI") had been named as a defendant in a purported class action lawsuit filed in the United States District Court for the Southern Division of Georgia, Augusta Division, captioned G. Craig Baynham and Linnie Baynham v. PMI Mortgage Insurance Company (Case # CV199-241). The complaint alleges that PMI violated
Section 8 of the Real Estate Settlement Procedures Act ("RESPA") by providing pool insurance, captive reinsurance arrangements, contract underwriting services or financing arrangements to lenders at below-market prices in return for referrals by such lenders of primary mortgage insurance business. Lawsuits were also filed in the same District Court alleging similar violations of RESPA against Mortgage Guaranty Insurance Corporation, United Guaranty Corporation and Republic Mortgage Insurance Company.


Item 7.  Financial statements, Pro Forma Financial Information and Exhibits

         None.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              The PMI Group, Inc.
                              (Registrant)


December 29, 1999             By: /s/ John M. Lorenzen, Jr.
                                  ---------------------------------------
                                  John M. Lorenzen, Jr.
                                  Executive Vice President,
                                  Chief Financial Officer

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